EXHIBIT 24
                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark D. Mosca, Paul J. Malvasio and Peter A. Appel, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Risk Capital Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 1996, including one or more amendments to such Form 10-K, which amendments may make such changes as such person deems appropriate, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.

Signature                     Title                   Date
---------                     -----                   ----

/s/ Mark D. Mosca             President and        March 17, 1997
----------------------------  Director
Mark D. Mosca                 (Principal
                              Executive Officer)

/s/ Robert Clements           Chairman and         March 17, 1997
----------------------------  Director
Robert Clements

/s/ Paul J. Malvasio          Chief Financial      March 17, 1997
----------------------------  Officer and
Paul J. Malvasio              Treasurer
                              (Principal
                              Financial Officer
                              and Principal
                              Accounting Officer)

/s/ Michael P. Esposito, Jr.  Director             March 17, 1997
----------------------------
Michael P. Esposito, Jr.

/s/ Allan W. Fulkerson        Director             March 17, 1997
----------------------------
Allan W. Fulkerson

/s/ Lewis L. Glucksman        Director             March 17, 1997
----------------------------
Lewis L. Glucksman

/s/ Ian R. Heap               Director             March 17, 1997
----------------------------
Ian R. Heap

/s/ Thomas V. A. Kelsey       Director             March 17, 1997
----------------------------
Thomas V. A. Kelsey

/s/ Mark N. Williamson        Director             March 17, 1997
----------------------------
Mark N. Williamson

/s/ Philip L. Wroughton       Director             March 17, 1997
----------------------------
Philip L. Wroughton

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